UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 29, 2016

CEB Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34849	52-2056410
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1919 North Lynn Street, Arlington, Virginia	22209
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (571) 303-3000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

As previously reported, on April 29, 2016, CEB Inc. (the “Company”) completed the acquisition of 100% of the outstanding capital stock of CXO Acquisition Co. and Sports Leadership Acquisition Co. (collectively referred to as “Evanta”) from CXO Acquisition Holdings, LLC (the “Acquisition”). The Company paid cash consideration of $275 million, subject to a customary working capital adjustment and other price adjustments as provided in the stock purchase agreement, dated April 4, 2016, as amended on April 29, 2016 (the “Purchase Price”). The Company, together with certain of its subsidiaries acting as guarantors, amended the Company’s senior secured credit agreement to, among other changes, allow for additional term loan and revolving credit borrowings in order to fund the Acquisition (“Amendment No. 5”).

On May 2, 2016, the Company filed a Current Report on Form 8-K (the “Original Current Report”) to report the completion of the Acquisition and entry into Amendment No. 5. This Current Report on Form 8-K/A is being filed to amend Item 9.01 of the Original Current Report. This Current Report on Form 8-K/A provides financial statements of the business acquired as required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b), which financial statements and information were not included in the Original Current Report. The financial statements provided are the consolidated statements of CXO Acquisition Holdings, LLC, which reflects the acquired Evanta business.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The following information is filed as exhibits hereto:

•	Audited consolidated financial statements of CXO Acquisition Holdings, LLC and subsidiaries as of and for the year ended December 31, 2015 are attached hereto as Exhibit 99.1.
(b)	Pro Forma Financial Information
•	Unaudited pro forma condensed combined financial information as of and for the year ended December 31, 2015 is attached hereto as Exhibit 99.2.
(d)	Exhibits

Exhibit No.	Description

23.1	Consent of Independent Auditors, Grant Thornton LLP.

99.1	CXO Acquisition Holdings, LLC and subsidiaries audited consolidated financial statements as of and for the year ended December 31, 2015.

99.2	CEB Inc. unaudited pro forma condensed combined financial information as of and for the year ended December 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEB Inc.
(Registrant)
Date: July 14, 2016

	By:	/s/ Richard S. Lindahl
Richard S. Lindahl
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

23.1	Consent of Independent Auditors, Grant Thornton LLP

99.1	CXO Acquisition Holdings, LLC and subsidiaries audited consolidated financial statements as of and for the year ended December 31, 2015.

99.2	CEB Inc. unaudited pro forma condensed combined financial information as of and for the year ended December 31, 2015.